UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2009


                            TECUMSEH PRODUCTS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Michigan                      0-452                     38-1093240
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


         1136 Oak Valley Drive
          Ann Arbor, Michigan                                    48108
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (734) 585-9500


                                (not applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On April 28, 2009, William E. Redmond, Jr. requested that the Company withdraw him from the Company's slate of nominees for election as directors at the 2009 annual meeting of shareholders. Mr. Redmond advised the Company that he reached this decision based on his determination that he could no longer make the time commitment necessary to serve as a director of the Company. In addition to his roles of president, chief executive officer and director of GenTek Inc., and president of GT Technologies, a wholly-owned subsidiary of GenTek Inc., Mr. Redmond also serves currently as the chairman of the restructuring committee of Eddie Bauer Holdings Inc. In addition, as the Company's contested election of directors became protracted, in March 2009, Mr. Redmond joined the board of Mark IV Industries, a privately held diversified manufacturing company. Given the time commitments necessary to fulfill his responsibilities at GenTek, GT Technologies, Eddie Bauer Holdings and Mark IV Industries, Mr. Redmond asked the Company to withdraw him from its slate of director nominees.

The Governance and Nominating Committee of the Board of Directors, which is responsible for identifying director candidates and making recommendations to the Board of Directors, and the full Board of Directors will meet to address the vacancy created by Mr. Redmond's withdrawal. As part of the process of identifying director candidates for the Company's current slate of nominees, the Governance and Nominating Committee spent a considerable amount of time with Korn/Ferry International and the Company's other advisors vetting new potential additions to the Board. This process yielded a number of potential nominees, in addition to those initially recommended to the Board. The Company will make an announcement with respect to its slate of director nominees once the Board of Directors has carefully considered this matter and made a determination.

ON MARCH 27, 2009, TECUMSEH PRODUCTS COMPANY FILED A PRELIMINARY PROXY STATEMENT/PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). BEFORE SOLICITING PROXIES, WE WILL PROVIDE SHAREHOLDERS WITH A DEFINITIVE PROXY STATEMENT/PROSPECTUS CONTAINING INFORMATION ABOUT THE COMPANY AND CERTAIN PROPOSALS TO BE PRESENTED TO A VOTE OF SHAREHOLDERS AT ITS 2009 ANNUAL MEETING. WE ADVISE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN FREE COPIES OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (WHEN IT IS AVAILABLE) AND OTHER DOCUMENTS WE FILE WITH THE SEC AT THE SEC'S WEBSITE AT WWW.SEC.GOV. THEY MAY ALSO ACCESS A COPY OF OUR DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BY ACCESSING WWW.TECUMSEH.COM. IN ADDITION, SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BY CONTACTING GEORGESON INC. TOLL FREE AT (866) 203-1198 (BANKS AND BROKERS CALL (212) 440-9800).

TECUMSEH PRODUCTS COMPANY, OUR DIRECTORS, DIRECTOR NOMINEES AND SOME OF OUR EXECUTIVE OFFICERS WILL BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. INFORMATION ABOUT OUR DIRECTORS, DIRECTOR NOMINEES AND SOME OF OUR EXECUTIVE OFFICERS WILL BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. INFORMATION ABOUT THE PARTICIPANTS' DIRECT OR INDIRECT INTERESTS IN THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING WILL BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REFERRED TO ABOVE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TECUMSEH PRODUCTS COMPANY

Date: April 30, 2009                   By /s/ James S. Nicholson
                                          -------------------------------------
                                          James S. Nicholson
                                          Vice President, Treasurer and Chief
                                          Financial Officer
























                                       3